UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
April 27, 2010
Date of Report
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard
Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors
Item 5.03 Amendments to Articles of Incorporation or Bylaws
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1.1
EX-3.2.1
EX-99.1
EX-99.2
EX-99.3

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
Avery Dennison Corporation’s (the “Company”) news release dated April 27, 2010, regarding its preliminary, unaudited financial results for the first quarter of 2010, including its earnings guidance for the 2010 fiscal year, is attached hereto as Exhibit 99.1. This information is being furnished (not filed) under this Form 8-K. Additionally, the Company will discuss its preliminary financial results during a webcast and teleconference call today at 12:00 p.m (EDT). To access the webcast and teleconference call, please go to the Company’s web site at http://www.investors.averydennison.com.
Avery Dennison Corporation’s presentation dated April 27, 2010, regarding its preliminary financial review and analysis for the first quarter of 2010, is attached hereto as Exhibit 99.2. This information is being furnished (not filed) under this Form 8-K. Additionally, this information is available on the Company’s web site at http://www.investors.averydennison.com.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors.
(b) On April 22, 2010, Kent Kresa and Richard M. Ferry retired from the Board of Directors (the “Board”) because the Company’s Bylaws provide that directors shall automatically be retired on the date of the first annual meeting of stockholders following the 72nd birthday of the director.
(d) On April 22, 2010, the Board elected Bradley A. Alford to the Board as a Class III director. In connection with Mr. Alford’s election, the Board amended the Company’s Bylaws to provide that the Board shall have eleven (11) members. (See also Item 5.03 below.) Mr. Alford was appointed to the Compensation and Executive Personnel Committee of the Board. A copy of the news release announcing Mr. Alford’s election to the Board is attached as Exhibit 99.3 hereto.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
(a) The final report of the inspector of elections for the Company’s annual meeting of stockholders, which was held on April 22, 2010, showed that the stockholders approved a proposal to eliminate the supermajority voting requirements and the interested person stock repurchase provision in the Company’s Restated Certificate of Incorporation. (See also Item 5.07 below.) Additional information concerning such amendments is contained in the Company’s proxy statement for such meeting, as filed with the Securities and Exchange Commission on March 19, 2010. A copy of the Certificate of Amendment to the Company’s Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.1.
In connection with the amendments to the Company’s Restated Certificate of Incorporation, the Board amended Section 1 of Article VIII of the Company’s Bylaws to provide that the Bylaws may be amended by the stockholders by a majority of votes cast. In addition, on April 22, 2010, the Board amended Section 2 of Article III of the Company’s Bylaws to decrease the size of the Board of Directors from 12 to 11 members. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.2.1.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)&(b) At the Company’s annual meeting of stockholders on April 22, 2010, the stockholders (i) elected the three nominated directors, (ii) ratified the appointment of PricewaterhouseCoopers as the Company’s independent auditors for fiscal year 2010, (iii) approved the elimination of the supermajority voting requirements and the interested person stock repurchase provision in the Company’s Restated Certificate of Incorporation, and (iv) approved the amended and restated Stock Option and Incentive Plan.

The results of the voting for the three director nominees were as follows:

				Broker
	For	Against	Abstain	Non Votes
Rolf Börjesson	91,280,865	2,391,241	173,540	6,792,459
Peter W. Mullin	84,766,014	8,907,329	172,303	6,792,459
Patrick T. Siewert	91,351,794	2,311,617	182,235	6,792,459
The results of the voting on the additional proxy items were as follows:

				Broker
	For	Against	Abstain	Non Votes
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm	97,361,615	3,047,534	228,956	—
Approval of the elimination of the supermajority voting requirements and the interested person stock repurchase provision in the Restated Certificate of Incorporation	96,309,512	3,386,213	942,379	—
Approval of Stock Option and Incentive Plan	74,018,532	18,949,097	878,018	6,792,459
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
3.1.1	Certificate of Amendment to Restated Certificate of Incorporation

3.2.1	Amended and restated Bylaws

99.1	On April 27, 2010, Avery Dennison Corporation issued a news release announcing its preliminary, unaudited financial results for the first quarter ending April 3, 2010.

99.2	On April 27, 2010, Avery Dennison Corporation provided a presentation regarding its preliminary financial review and analysis for the first quarter ending April 3, 2010.

99.3	News release dated April 22, 2010
SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and in Exhibit 99.1 and Exhibit 99.2 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; collection of receivables from customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings; changes in tax laws and regulations; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.
The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products and on the carrying value of its assets; (2) the impact of competitors’ actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume.
For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s Form 10-K, filed on March 1, 2010. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.
The financial information presented in the news release and presentation, included as Exhibits to this Current Report, represents preliminary, unaudited financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 27, 2010
	By:	/s/ Daniel R. O’Bryant

Name: Daniel R. O’ Bryant Title: Executive Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
3.1.1	Certificate of Amendment to Restated Certificate of Incorporation

3.2.1	Amended and restated Bylaws

99.1	News release dated April 27, 2010

99.2	Presentation dated April 27, 2010

99.3	News release dated April 22, 2010